Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1992-2

KEY PERFORMANCE FACTORS
March, 1997

Scheduled Maturity                                                  2/16/98


Coupon                                                                6.20%


Excess Protection Level
   3 Month Average  5.31%
      March, 1997  6.94%
      February, 1997  4.68%
      January, 1997  4.32%


Cash Yield                                              20.45%


Investor Charge Offs                                    4.81%


Base Rate                                               8.70%


Over 35 Day Delinquency                                 4.98%


Seller's Interest                                       23.49%


Total Payment Rate                                      10.71%


Total Principal Balance                                $7,275,805,303.32


Investor Participation Amount                          $458,333,333.33


Seller Participation Amount                            $1,709,138,636.63